UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 3, 2023

GENTHERM INCORPORATED

(Exact name of registrant as specified in its charter)

Michigan	0-21810	95-4318554
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

21680 Haggerty Road, Northville, MI	48167
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (248) 504-0500

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, no par value	THRM	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.05	Costs Associated with Exit or Disposal Activities.

On December 31, 2022, the Board of Directors (the “Board”) of Gentherm Incorporated (the “Company”) approved the Company’s plan to exit its non-automotive electronics business (the “Business”) to strengthen the Company’s core business and focus its resources and equipment with businesses and investments that are more strategic and profitable. The Company will continue to sell certain Business products until the exit is complete. The Board’s determination will have no impact on the Company’s automotive electronics business.

For the twelve months ended December 31, 2022, the Company’s product revenues from the Business are expected to be approximately $17 million. The Company is evaluating a potential sale of the Business or substantially all of its assets. If such sale is not pursued or is unsuccessful, the Company intends to wind-down the operations of the Business over approximately 8-12 months, subject to discussions with customers and suppliers of the Business. In the event of a wind-down of the Business, certain property, plant and equipment will be utilized by other operations of the Company.

In connection with approval of the plan to exit the Business, the Company is expected to incur total non-cash expenses of between $13 million and $18 million, including impairment of inventory of between $7 million and $12 million, impairment of intangible assets of approximately $5 million, and impairment of a portion of property, plant and equipment of approximately $1 million. These expenses will be excluded in calculating the Company’s non-GAAP financial performance measures to be reported for 2022. In the event of a wind-down of the Business, the Company also expects to incur other transition costs of approximately $500 thousand, including advisor fees.

Item 2.06	Material Impairments.

The information above set forth in Item 2.05 is incorporated herein by reference.

Item 8.01	Other Events.

Deadline for Shareholder Nominations under the Universal Proxy Rules

In accordance with Securities and Exchange Commission (“SEC”) guidance regarding Rule 14a-19 of the Securities Exchange Act of 1934, as amended, the Company is providing an updated notice period for shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees. The information disclosed in the Company’s 2022 proxy statement under “Additional Information—Requirements for Submission of Shareholder Proposals and Nominations for 2023 Annual Meeting” is hereby replaced in its entirety with the following solely to revise the disclosure regarding the requirements for shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees:

REQUIREMENTS FOR SUBMISSION OF SHAREHOLDER PROPOSALS AND NOMINATIONS FOR 2023 ANNUAL MEETING

Under SEC rules, if a shareholder wants us to include a proposal in our proxy statement and form of proxy for presentation at our 2023 annual meeting of shareholders (pursuant to Rule 14a-8 of the Exchange Act), we must receive the proposal at our principal executive offices (Corporate Secretary, Gentherm Incorporated, 21680 Haggerty Road, Northville, MI 48167) by the close of business on December 22, 2022. As the rules of the SEC make clear, simply submitting a proposal does not guarantee that it will be included.

Any shareholder director nomination or proposal of other business intended to be presented for consideration at the 2023 annual meeting, but not intended to be considered for inclusion in our proxy statement and form of proxy relating to such meeting (i.e., not pursuant to Rule 14a-8 of the Exchange Act), must be received by us at the address stated above not less than 90 days and not more than 120 days before the first anniversary of the date of the 2022 annual meeting. Therefore, such notice must be received between February 2, 2023 and the close of business on March 4, 2023 to be considered timely. However, if our 2023 annual meeting occurs more than 30 days before or 60 days after June 2, 2023, we must receive nominations or proposals (A) not later than the close of business on the later of the 90th day prior to the date of the 2023 annual meeting or the 10th day following the day on which public announcement is made of the date of the 2023 annual meeting, and (B) not earlier than the 120th day prior to the 2023 annual meeting.

The above-mentioned proposals must also comply with our Bylaws and the proxy solicitation rules of the SEC and Nasdaq, including but not limited to the information requirements set forth in our Bylaws. We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with the foregoing and other applicable requirements.

Cautionary Note Regarding Forward-Looking Statements

Except for historical information contained herein, statements in this Current Report on Form 8-K are forward-looking statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent the Company’s goals, beliefs, plans and expectations about future events. The forward-looking statements included in this Current Report on Form 8-K are made as of the date hereof or as of the date specified herein and are based on management’s reasonable expectations and beliefs. Such statements are subject to a number of important assumptions, risks, uncertainties and other factors that may cause actual results or performance to differ materially from that described in or indicated by the forward-looking statements, including that the Company may be unable sell the Business or substantially all of its assets on a timely basis, for a reasonable purchase price or at all, any wind-down of the Business may not occur on a timely basis or require more of the Company’s resources than anticipated, the Company’s incurred expense related to the exit from or wind-down of the Business may exceed the Company’s projections and there may be additional expense and costs in future periods. The foregoing risks should be read in conjunction with the Company’s filings with the SEC, including “Risk Factors”, in its most recent Annual Report on Form 10-K and subsequent SEC filings, for a discussion of these and other risks and uncertainties. Except as required by law, the Company expressly disclaims any obligation or undertaking to update any forward-looking statements to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENTHERM INCORPORATED

	By:	/s/ Wayne Kauffman
Wayne Kauffman
Senior Vice President, General Counsel and Secretary
Date: January 6, 2023

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